SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
Significant Accounting Policies
SUBSEQUENT EVENTS

17. SUBSEQUENT EVENTS

a) During January 2020, the Company received $20,000 of subscription funds for 400,000 flow-through units at $0.05 per unit in respect to the financing. As of the date of this report no securities have been issued.

b) In March 2020, the World Health Organization declared a global pandemic related to the virus known as COVID-19. The expected impacts on global commerce are anticipated to be far reaching. To date there have been significant wide-spread stock market declines and the movement of people and goods has become restricted.

As the Company has no material operating income or cash flows, it is reliant on additional financing to fund ongoing operations. An extended disruption may affect the Company’s ability to obtain additional financing. The impact on the economy and the Company is not yet determinable; however, the Company’s financial position, results of operations and cash flows in future periods may be materially affected. In particular, there may be heightened risk of asset impairment and liquidity or going concern uncertainty. The Company continues to work on revisions to forecasts and plans in light of the current conditions and will use these updated assumptions and forecasts in the measurement of our assets going forward.

The Company has not reflected these subsequent conditions in the measurement of assets or liabilities as at December 31, 2019.

c) The Company has renewed its office support services agreement with Jackpot for a period of one year.